SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                      Date of Report:    December 11, 2000

              Date of Earliest Event Reported:    December 6, 2000



                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)


                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On December 6, 2000, Registrant issued a press release announcing the unaudited results of operations for the three months ended September 30, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.

               Exhibit
                Number                    Description
               -------       ---------------------------------------
                  99         Copy of press release announcing the
                             unaudited results of operations for the
                             three- months ended September 30, 2000.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                          TANDYCRAFTS, INC.


Date:  December 11, 2000                   By:/s/ Michael J. Walsh
                                             -------------------------------
                                             Michael J. Walsh, Chairman
                                             and Chief Executive Officer



Date:  December 11, 2000                   By:/s/ James D. Allen
                                             -------------------------------
                                             James D. Allen. President and
                                             Chief Operating Officer



Date:  December 11, 2000                   By:/s/ Leo C. Taylor
                                             -------------------------------
                                             Leo C. Taylor
                                             Senior Vice President of Finance